SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported)   April 20, 1997


                        Newcourt Receivables Corporation
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


            33-98378                                  77-041305
      (Commission File Number)                   (I.R.S. Employer
                                               Identification No.)


                                   408-271-0500
               (Registrant's Telephone Number, Including Area Code)


                                  Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)




          ITEM 5.  OTHER EVENTS.

               The Registrant is filing final forms of the exhibits listed in Item 7(c) below.


          ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

               (c) Exhibits.


          EXHIBIT NO.              DOCUMENT DESCRIPTION
          -----------              --------------------
              20               Monthly Servicer's Certificate.




                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange
     Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      NEWCOURT RECEIVABLES CORPORATION

      DATED:  April 25, 1997          By:  /s/ Daniel A. Jauernig
                                         Daniel A. Jauernig
                                         Vice President and Chief Financial
                                            Officer and Director




                                INDEX TO EXHIBITS

          EXHIBIT NO.              Document Description
          -----------              --------------------
              20             Monthly Servicer's Certificate